SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 2, 2001
Date of Report (date of earliest event reported)

VIROLOGIC, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-30369	94-3234479

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 East Grand Avenue
South San Francisco, California 94080

(Address of principal executive offices)
Registrant’s telephone number, including area code: (650) 635-1100

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 3.1
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 99.1

Item 5. Other Events

      On June 29, 2001, ViroLogic, Inc. (“ViroLogic”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several large investors (collectively, the “Purchasers”), pursuant to which ViroLogic agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from ViroLogic, an aggregate of 1,625 shares (the “Shares”) of ViroLogic’s Series A Convertible Preferred Stock, and warrants to purchase an aggregate of 3.19 million shares of ViroLogic’s common stock (the “Warrants”), for an aggregate purchase price of $16.25 million in a private placement (the “Financing”). The Purchase Agreement contemplates two closings, each for a portion of the Shares and the Warrants. The first closing (the “First Closing”) occurred on July 2, 2001 and Virologic received gross proceeds of $6.65 million. The second closing (the “Second Closing”) is subject to approval by ViroLogic’s stockholders and other terms and conditions specified in the Purchase Agreement. The rights, preferences and privileges of the Series A Convertible Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights filed with the Delaware Secretary of State. The Warrants are subject to the terms and conditions of the Stock Purchase Warrant issued by ViroLogic and evidencing the Warrants. Pursuant to two Registration Rights Agreements, ViroLogic has agreed to prepare and file with the Securities and Exchange Commission registration statements, following the First Closing and Second Closing, respectively, covering the resale of the shares of ViroLogic common stock issuable upon conversion of the Series A Convertible Preferred Stock and issuable upon exercise of the Warrants.

      The press release issued by ViroLogic on July 2, 2001 announcing the Financing is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

3.1	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on June 29, 2001.

4.1	Form of Stock Purchase Warrant.

10.1	Securities Purchase Agreement, dated as of June 29, 2001, by and among ViroLogic, Inc. and each of the Purchasers.

10.2	First Registration Rights Agreement, dated as of June 29, 2001, by and between ViroLogic, Inc. and each of the Purchasers.

10.3	Second Registration Rights Agreement, dated as of June 29, 2001, by and between ViroLogic, Inc. and each of the Purchasers.

99.1	Press Release issued July 2, 2001.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViroLogic, Inc.

By:	/s/ William D. Young

William D. Young Chief Executive Officer

Date: July 6, 2001

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INDEX TO EXHIBITS

3.1	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on June 29, 2001.

4.1	Form of Stock Purchase Warrant.

10.1	Securities Purchase Agreement, dated as of June 29, 2001, by and among ViroLogic, Inc. and each of the Purchasers.

10.2	First Registration Rights Agreement, dated as of June 29, 2001, by and between ViroLogic, Inc. and each of the Purchasers.

10.3	Second Registration Rights Agreement, dated as of June 29, 2001, by and between ViroLogic, Inc. and each of the Purchasers.

99.1	Press Release issued July 2, 2001.

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